SUMMARY PROSPECTUS	August 1, 2024 (as amended November 1, 2024)
Pear Tree Polaris Small Cap Fund	Ordinary Shares: USBNX Institutional Shares: QBNAX R6 Shares: QBNRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com/fund-literature. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com. The current prospectus and statement of additional information dated August 1, 2024, as amended, are incorporated by reference into this summary prospectus.

Investment Objective: Maximum long-term capital appreciation.

Fee Table and Expenses of Small Cap Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of Small Cap Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares		R6 Shares
Management Fees	0.80%	0.80%		0.80%
Distribution (12b-1) Fees	0.25%	None		None
Other Expenses	0.31%	0.32%		0.17%
Acquired Fund Fees and Expenses	0.09%	0.09%		0.09%
Total Annual Fund Operating Expenses	1.45%	1.21%		1.06%
Fee Waiver and/or Expense Reimbursement	—	0.13	%(1)(2)	0.01	%(2)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	—	1.08	%(1)(2)	1.05	%(2)

(1)The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2025 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Small Cap Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares and R6 Shares. The Manager does not have a right to recoup from Small Cap Fund amounts that it has waived under that agreement.

(2)The Manager has contractually agreed until October 31, 2025 to reimburse such portion of the expenses of Small Cap Fund attributable to each of Institutional Shares and R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to each of Institutional Shares and R6 Shares, other than extraordinary expenses, is not greater than 0.99 percent of Small Cap Fund’s net assets attributable to Institutional Shares, and 0.96 percent of Small Cap Fund’s net assets attributable to R6 Shares, respectively. The aggregate expenses of Small Cap Fund with respect to Ordinary Shares remain unchanged. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Small Cap Fund amounts that it has waived or reimbursed under that agreement.

Example

This example is intended to help you compare the cost of investing in Small Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Small Cap Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that the fee waiver agreement currently in effect expires July 31, 2025; therefore, amounts for 3-, 5- and 10-year periods do not include any adjustment to reflect any fee waivers or expense reimbursements. Only Institutional Shares are subject to fee waiver or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$148	$459	$792	$1,735
Institutional Shares	$110	$371	$653	$1,454
R6 Shares	$107	$336	$584	$1,293

Portfolio Turnover

Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Small Cap Fund’s performance. During the most recent fiscal year, Small Cap Fund’s portfolio turnover rate was 12 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small-cap issuers. Small Cap Fund considers a small-cap issuer to be a company having at the time of purchase by Small Cap Fund a market capitalization of between approximately $100 million to $5 billion, as well as one or more mutual funds, exchange-traded funds (“ETFs”), and business development companies (“BDCs”) that invests at least 80 percent of its net assets in similar securities issued by small-cap issuers.

Small Cap Fund, as part of its principal investment strategy, may invest up to 15 percent of its net assets (determined at the time of investment) in securities of foreign issuers, which includes securities traded on non-U.S. exchanges, American Depositary Receipts (“ADRs”) and foreign securities traded on U.S. exchanges. If such securities have been issued by a small-cap issuer at the time of purchase, Small Cap Fund may include those securities in the portion of its portfolio that is invested in small-cap issuers (at least 80 percent), subject to the 15 percent limit. Fund assets may be invested in any percentage in growth stocks and value stocks. Small Cap Fund’s sub-adviser generally considers growth stocks to be equity securities issued by companies that have sustainable competitive advantages and products or services that potentially could generate significantly greater-than-average revenue and earnings growth. The sub-adviser generally considers value stocks to be equity securities with recent and/or mid-term performance that has lagged relative to the market but whose issuing companies have stable earnings and cash flows and where there are visible and imminent inflection points and catalysts that the sub-adviser expects will result in increased earnings and cash flow, driving stock appreciation.

In managing Small Cap Fund’s portfolio, its sub-adviser uses proprietary quantitative investment technology combined with traditional, value-based, fundamental research to identify potential investments. The sub-adviser uses traditional valuation measures, including price/book ratios and price/sustainable free cash flow ratios to screen its database of more than 40,000 global companies.

The sub-adviser uses these measures to identify companies with the greatest potential for undervalued streams of sustainable free cash flow. The sub-adviser conducts fundamental research, interviewing and visiting with company management and creating detailed financial models on potential portfolio investments. The sub-adviser also maintains a “watch-list” of companies, which may be used if the valuation of a company held in Small Cap Fund’s portfolio falls below established limits. Small Cap Fund is “non-diversified,” that is, it may invest a higher percentage of its assets in a more limited number of issuers than a diversified portfolio. Although Small Cap Fund does not have an express policy to invest in equity securities of companies in a specific industry or group of industries (a group of industries is also known as a “sector”), from time to time it has invested more than 25 percent of its total assets in financial services companies.

Small Cap Fund’s sub-adviser may utilize options on existing security positions or indexes in an attempt to improve the risk/return profile of Small Cap Fund’s returns. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.

Small Cap Fund may invest in other types of derivatives (i.e., a security or instrument with a value that is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purposes of hedging the value of the portfolio and establishing a position in the future. Small Cap Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

Principal Investment Risks

It is possible to lose money by investing in Small Cap Fund. An investment in Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of Small Cap Fund may fall because of weakness in and external shocks to the stock markets, generally, weakness with respect to a particular industry in which Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which Small Cap Fund may have substantial investments.

Investment Strategies, Generally, and Quantitative Investment Risk.  Small Cap Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of Small Cap Fund’s portfolio. Small Cap Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.

Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in mid- and large-cap companies and, as a result, the performance of Small Cap Fund may be more volatile than a mutual fund that invests in mid- and large-cap stocks.

Growth and Value Stock Investing. Growth and value investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.

Foreign Securities. Small Cap Fund’s investments in or exposure to foreign securities (including ADRs, securities traded on non-U.S. exchanges) and foreign securities traded on U.S. exchanges may be adversely affected by political and economic conditions overseas, reduced market liquidity, or decreases in foreign currency values relative to the U.S. dollar. The value of a foreign security may change materially at times when U.S. markets are not open to trading.

Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Small Cap Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Specific Industry, Sector Concentration, including Financial Services. Small Cap Fund may have significant investments in one or more specific industry or sector, subjecting it to risks of that industry or sector, which may be greater than general market risk. When Small Cap Fund invests significantly in financial services companies, it may perform poorly during a downturn in the financial services industry. Financial services companies may be adversely affected by, among other things, regulatory changes, the availability of capital, the costs of borrowing, the rate of debt defaults, interest rate movements and competition.

Investments in Other Collective Investment Funds. To the extent that Small Cap Fund invests in mutual funds, exchange-traded funds (“ETFs”), and business development companies (“BDCs”), Small Cap Fund’s investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting Small Cap Fund shareholders to some duplication of fees.

Non-Diversification. Small Cap Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Small Cap Fund.

Currency and Option Contracts and Other Derivatives. Small Cap Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for Small Cap Fund to liquidate an open option contract.

Cybersecurity and Technology Risk. Small Cap Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to different threats and risks that could adversely affect Small Cap Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to Small Cap Fund and its shareholders.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Past Performance

The following bar chart and table provide some indication of the risks of investing in Small Cap Fund by showing changes in Small Cap Fund’s performance over time. The tables also compare Small Cap Fund’s performance to a broad measure of market performance that reflects the type of securities in which Small Cap Fund invests. Past performance does not necessarily indicate how Small Cap Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.

A Note on Performance

Ordinary Shares and Institutional Shares commenced operations on August 3, 1992, and January 6, 1993, respectively. R6 Shares commenced operations on October 31, 2024. Performance information for R6 Shares will be available after the share class has been offered for a full calendar year. Returns for R6 Shares would have been substantially similar to the returns of Institutional Shares because each share class is invested in the same portfolio of securities, and returns would differ only to the extent that expenses of the classes are different. Prior to January 1, 2015, Small Cap Fund had a different sub-adviser and pursued a different principal investment strategy.

Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Small Cap Fund’s Ordinary Shares.

Calendar year-to-date return of the Ordinary Shares of Small Cap Fund as of June 30, 2024 was 2.07%.

Best Quarter:	Q4 2020	29.07%
Worst Quarter:	Q1 2020	(36.99)%

Average Annual Total Returns for the periods ended December 31, 2023

	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	12.84%	9.36%	5.11%
After Tax on Distributions	12.61%	7.96%	3.49%
After Tax on Distributions, with Sale	7.76%	7.22%	3.59%
Institutional Shares Before Tax	13.23%	9.76%	5.46%
R6 Shares Before Tax	—	—	—
S&P 500 Index (reflects no deductions for fees, expenses or taxes)(1)	26.29%	15.69%	12.03%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)(2)	16.93%	9.97%	7.16%

(1)The S&P 500 Index is a widely followed, market-cap-weighted stock market index that includes 500 leading U.S. companies and covers approximately 80 percent of the available market capitalization. The index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the index.

(2)The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index.

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

Small Cap Fund is managed by Pear Tree Advisors, Inc. and is sub-advised by Polaris Capital Management, LLC (“Polaris”). The following employees of Polaris serve as the portfolio managers of Small Cap Fund:

Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	2015
Bin Xiao, CFA	Portfolio Manager	2015
Jason M. Crawshaw	Portfolio Manager	2016

Buying and Selling Fund Shares

You may buy or sell shares of Small Cap Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary.

Initial Investment Minimum	Contact Information

Ordinary Shares: $2,500* Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*

Institutional Shares: $1,000,000* Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0

R6 Shares: $100,000**

Mail:Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com

*May be waived by the Pear Tree Fund’s transfer agent.

**May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum

Ordinary Shares: 50 shares

Institutional Shares: 50 shares

R6 Shares: None

Tax Information

Small Cap Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), Small Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Small Cap Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.